                                                                   EXHIBIT 10.51

  FHA FORM NO. 0101.D
     (CORPORATE)
(REVISED FEBRUARY 1963)



                               DEED OF TRUST NOTE

$ 10,680,000.00                                       Charlotte, North Carolina,
                                                           December 3, 2001.

     FOR VALUE RECEIVED, in money loaned, the undersigned, ARC Wilora Lake, Inc.

promise(s) to pay to          Highland Mortgage Company              , or order,

the principal sum of TEN MILLION SIX HUNDRED EIGHTY THOUSAND AND NO/100---------

-----       Dollars ($ 10,680,000.00 ), with interest from date at the rate of six and one half per centum ( 6.5 %) per annum on the unpaid balance. The principal and interest on this note are to be paid in monthly installments as follows:


     Interest alone on such amount of principal as may be advanced shall be payable on the first day of January, 2002. Commencing on the first day of February, 2002, installments of interest and principal shall be paid in the sum of SIXTY FOUR THOUSAND FIVE HUNDRED TWENTY THREE AND 68/100 Dollars ($64,523.68) each, such payments to continue monthly thereafter on the first day of each such succeeding month until the entire indebtedness has been paid. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on the first day of January, 2037. The installments of interest and principal shall be applied first to interest at a rate of 6.5% per annum upon the principal sum of so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

     See rider attached hereto and made a part hereof.

Both principal and interest under this note, as well as the additional payments
set forth in the Deed of Trust, shall be payable at the office of     Highland
Mortgage Company      in        Birmingham, Alabama            or such other
place as the holder may designate in writing

     If this debt is paid in full prior to maturity and while insured under the National Housing Act, all parties liable for payment of this debt hereby agree to be jointly and severally bound to pay to the holder hereof any adjusted premium charge required by the applicable Regulations.

     If default be made in the payment of any installment under this note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.

     All parties to this note, whether principal, surety, guarantor, or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

     Signed and sealed this 3 day of December, 2001.

     [CORPORATE SEAL]                             ARC WILORA LAKE, INC.

ATTEST: /s/ George T. Hicks                       by: /s/ H. Todd Kaestner
        --------------------------                    --------------------------
        George T. Hicks, Secretary                    H. Todd Kaestner,
                                                      Executive Vice President


     THIS IS TO CERTIFY that this is the Note described in and secured by Deed of Trust of even date herewith and in the same principal amount as herein stated to James M. Tanner, Jr.


     Trustee(s), and secured by real estate in the County of Davidson, State of Tennessee.


     Dated this 3 day of December, 2001.


                                                  /s/ Jennifer S. Harris
                                                      --------------------------
                                                      Notary Public


My commission expires 7-24-04
                      -------


     [SEAL]
JENNIFER S. HARRIS
NOTARY PUBLIC AT LARGE
DAVIDSON COUNTY, TENN.
My Commission Expires 07/24/2004







        STATE OF NORTH CAROLINA

LOAN NO.

---------------------------------------
           Deed Of Trust Note
---------------------------------------

         ARC WILORA LAKE, INC.

                   TO

       HIGHLAND MORTGAGE COMPANY

             No. 053-11125

     Insured under *          of the
National Housing Act and Regulations
published thereunder

In effect on November 27, 2001

     To the extent of advances approved
by the Secretary of Housing and Urban
Development acting by and through the
Federal Housing Commissioner


By
   -----------------------------------
   (Authorised Agent)


Date
     ---------------------------------


     A total sum of $10,680,000 has been
approved for insurance hereunder by the
Secretary of Housing and Urban
Development acting by and through the
Federal Housing Commissioner


By /s/ Dan McCanless, Jr.
   -----------------------------------
  (Authorised Agent)


Date  December 3, 2001
      --------------------------------

----------------------------------------
     Reference is made to the Act and to
the Regulations thereunder covering
assignments of the insurance protection
on this note.
----------------------------------------
45127-P Rev. 2/63        HUD-Wash., D.C.

* Section 207 pursuant to Section 223(f)

                          RIDER TO DEED OF TRUST NOTE
                               WILORA LAKE LODGE
                             PROJECT NO. 053-11125


Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the maker hereof for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the mortgage and to the rents, issues and profits therefore in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note except as set out in the mortgage of even date given to secure this indebtedness.

In the event any installment or part of any installment, due under such Deed of Trust Note becomes delinquent for more than fifteen (15) days there shall be due, in addition to other sums then due hereunder, a sum equal to two percent (2%) of the amount of principal and interest so delinquent.

Except as a result of the receipt of casualty insurance proceeds or a condemnation award following a partial or total destruction or condemnation of the property described in the mortgage securing this Note, no prepayment of this Deed of Trust Note shall be permitted for five (5) years from the date of endorsement of this Note (the "Lock Out Period"). Thereafter this Note may be prepaid on the last day of any month prior to maturity upon at least thirty (30) days' prior written notice to the holder with a penalty of 5%, which penalty shall decline by 1% for each 12 month period following expiration of the Lock Out Period, at which time and thereafter this Note may be prepaid without penalty or premium. Any prepayment must be in full or in an amount equal to one or more monthly payments of principal next due. Notwithstanding anything in this Note to the contrary, every prepayment of the loan must include interest through and including the last day of the month in which the prepayment is made.

In addition to the other provisions of this note, the debt evidenced by this Note may not be prepaid either in whole or in part for a period of five years from the date of endorsement hereof except in cases where the prior written approval of the Federal Housing Commissioner is obtained and such written approval is expressly based upon the existence of the following:

(1) The mortgagor has entered into an agreement with the Commissioner to maintain the property as rental housing for the remainder of the specified five year period.

Notwithstanding any prepayment prohibition imposed and/or penalty required by this note with respect to prepayments made prior to December 1, 2006, the indebtedness may be prepaid in part or in full without the consent of the mortgagee and without prepayment penalty if HUD determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

                                 MORTGAGOR:

                                 ARC WILORA LAKE, INC.
ATTEST:

                                 By: /s/ H. Todd Kaestner
                                     ------------------------------------------
                                     H. Todd Kaestner, Executive Vice President

/s/ George T. Hicks
-----------------------------
George T. Hicks, Secretary



                                 MORTGAGEE:

                                 HIGHLAND MORTGAGE COMPANY


                                 By: /s/ Dudley Hindman
                                     ------------------------------------------
                                     Executive Vice President